File No. 33-30394
                                               Under Rule 497(c) of Regulation C

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                [GRAPHIC OMITTED]
                                    Columbia


                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND





         CMC Fixed Income Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Fixed Income Securities Fund seeks a high level of current income by investing in a broad range of domestic investment-grade Fixed Income Instruments with intermediate to long-term maturities. The High Yield Fund seeks to provide investors a high level of current income by investing in below-investment grade securities, commonly known as "junk bonds." The International Bond Fund seeks to provide investors a high level of current income, consistent with capital preservation by investing primarily in Fixed Income Instruments of issuers from around the world.





         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.






                                  July 3, 2000

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY...........................................................3
OVERVIEW......................................................................3
INVESTMENT STRATEGY...........................................................3
INFORMATION ABOUT THE FUNDS...................................................4
         CMC FIXED INCOME SECURITIES FUND.....................................4
         GOAL.................................................................4
         STRATEGY.............................................................4
         PRINCIPAL RISK FACTORS...............................................5
         HISTORICAL PERFORMANCE...............................................5
         EXPENSES.............................................................5
         FINANCIAL HIGHLIGHTS.................................................6
         CMC HIGH YIELD FUND..................................................7
         GOAL.................................................................7
         STRATEGY.............................................................7
         PRINCIPAL RISK FACTORS...............................................8
         HISTORICAL PERFORMANCE...............................................8
         EXPENSES.............................................................9
         FINANCIAL HIGHLIGHTS................................................10
         CMC INTERNATIONAL BOND FUND.........................................11
         GOAL................................................................11
         STRATEGY............................................................11
         PRINCIPAL RISK FACTORS..............................................13
         HISTORICAL PERFORMANCE..............................................13
         EXPENSES............................................................14
         FINANCIAL HIGHLIGHTS................................................15
MANAGEMENT...................................................................15
INFORMATION ABOUT YOUR INVESTMENT............................................16
         YOUR ACCOUNT........................................................16
                  Buying Shares..............................................16
                  Selling Shares.............................................17
                  Pricing of Shares..........................................17
         DISTRIBUTION AND TAXES..............................................18
                  Income and Capital Gains Distributions.....................18
                  Tax Effect of Distributions and Transactions...............18
MORE ABOUT THE FUNDS.........................................................19
INVESTMENT STRATEGY..........................................................19
Fixed Income Securities Fund and High Yield Fund.............................19
International Bond Fund......................................................20
SUMMARY OF PRINCIPAL RISKS...................................................22
         OTHER RISKS.........................................................25
                  Zero-Coupon Securities.....................................25
                  Liquidity Risk.............................................25
                  Derivative Risk............................................25
FOR MORE INFORMATION.........................................................26

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

OVERVIEW
--------

         This Prospectus provides important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

          o        GOAL
          o        STRATEGY
          o        PRINCIPAL RISK FACTORS
          o        HISTORICAL PERFORMANCE
          o        EXPENSES
          o        FINANCIAL HIGHLIGHTS

INVESTMENT STRATEGY
-------------------

         Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser") utilizes a top down analysis to evaluate the macro economic and investment environment. Through this process the Adviser is able to determine the emphasis to be placed on the different types of securities in which a Fund may invest (for example, corporate bonds, Treasuries or mortgage pass through securities) and the desired levels of average quality, maturity and duration of the Fund portfolio. This approach is intended to uncover opportunities that offer long-term financial reward. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental bottom up research to identify attractive individual securities within the targeted industries and market sectors or in the case of the International Bond Fund, attractive regions, countries and industries in which to invest. Both types of analysis, however, play an integral role in the investment process, and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.

         As used in this Prospectus, the term "Fixed Income Instruments," includes:

     o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");
     o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    mortgage-backed and other asset-backed securities;
     o    inflation-indexed bonds issued both by governments and corporations;
     o structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
     o    delayed funding loans and revolving credit facilities;
     o bank certificates of deposit, fixed time deposits and bankers' acceptances;

     o    repurchase agreements and reverse repurchase agreements;
     o debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
     o obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities

INFORMATION ABOUT THE FUNDS
---------------------------

                        CMC FIXED INCOME SECURITIES FUND

GOAL
----

What are the Fund's Investment Goals?

                  The Fund seeks to provide investors a high level of current income consistent with capital preservation.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?

                  The Fund intends to invest in a broad range of debt securities with intermediate to long-term maturities. Under normal market conditions, the Fund will invest at least 65% of its total asset value in domestic investment-grade Fixed Income Instruments. A Fixed Income Instrument is considered investment grade if it is rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Ba by Moody's, or judged by the Adviser to be of comparable quality, if unrated, to the categories listed above.

                  |------------------------------------------|
                  | A DESCRIPTION OF FIXED INCOME SECURITIES |
                  | RATINGS IS CONTAINED IN THE FUND'S       |
                  | STATEMENT OF ADDITIONAL INFORMATION.     |
                  |------------------------------------------|

                  In selecting debt securities for the Fund, the Adviser uses a top-down approach to determine sector emphasis between different types of instruments (for example, corporate bonds, U.S. Government obligations, or mortgage obligations). Using this approach, the Adviser evaluates and shifts emphasis between the desired levels of average quality, maturity, and duration of the Fund's portfolio and the types of debt securities in which to invest based on the current economic and market environment. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

PRINCIPAL RISK FACTORS
----------------------

  What are the principal risk factors of investing in the Fund?

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

     o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
     o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
     o Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

         Since the Fixed Income Fund is new, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The Fund is new, so the annual fund operating expenses for the Fund are based on estimates for the current first fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

                  |----------------------------------------|
                  | The Fund has no sales charge (load) or |
                  | 12b-1 distribution fees.               |
                  |----------------------------------------|

--------------------------------------------------------------------------------
Fee Table


         Shareholder transaction fees (fees paid directly       None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                  Management Fees                               0.35%
                  Distribution and/or Service (12b-1) Fees      None
                  Other Expenses                                0.30%(1)

                           Total Fund Operating Expenses        0.65%
                           Expense Reimbursement                0.25(2)
                           Net Expenses                         0.40

                  (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal period of operation.

                  (2) For the fiscal period ending October 31, 2000, and for the fiscal years ending October 31, 2001 and 2002, CMC has contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%.
--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                                           1 Year                 3 Years
                                           ------                 -------
                                             $41                    $128

FINANCIAL HIGHLIGHTS
--------------------

         Since the Fixed Income Securities Fund is new, no financial information is presented.

                               CMC HIGH YIELD FUND

GOAL
----

What are the Fund's Investment Goals?

                  The Fund seeks to provide investors a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?

                  The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its total assets in high yield corporate debt obligations rated Ba or B by Moody's Investors Services, Inc. ("Moody's") or BB or B by Standard and Poor's Corporation ("S&P"). The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings.

                 |-----------------------------------------------------|
                 | By concentrating on corporate debt obligations | | rated Ba or B by Moody's or BB or B by S&P, the | | Fund intends to invest primarily in "upper tier" | | non-investment grade securities. By emphasizing the | | "upper tier" of non-investment grade securities, | | the Fund seeks to provide investors with access to | | higher yielding bonds without assuming all the risk | | associated with the broader "junk bond" market. A | | DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS | | CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL |
                 | INFORMATION.                                        |
                 |-----------------------------------------------------|

                  In selecting securities for the Fund, the Adviser conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the Adviser anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

PRINCIPAL RISK FACTORS
----------------------

What are the principal risks of investing in the Fund?

         The fixed income securities held in the Fund's investment portfolio are subject to:

              o Interest rate risk which refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
              o Credit risk which refers to the ability of an issuer of a bond to meet interest and principal payments when due. The non-investment grade securities primarily purchased by the Fund are subject to greater credit risk than investments in higher quality, lower yielding bonds.

                  Both of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

                  The bar chart and table below illustrate the High Yield Fund's annual returns as well as its long-term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index, a widely recognized unmanaged index representing the average market-weighted performance of U.S. Treasury and aggregate securities, investment grade corporate bonds, and mortgage-backed securities with maturities greater than one year, and the Lipper High Yield Bond Fund Index, which reflects the equally weighted performance of the 30 largest mutual funds within its category. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                 High Yield Fund

         Year-By-Year Total Return As Of 12/31 Each Year


         Best Quarter:                       2Q '95               5.72%
         Worst Quarter:                      3Q '98              -0.25%
         ---------------------------------- -------- ---------- ---------

         Average Annual Total Returns As Of 12/31/99

                                                               Inception
                                             1 Year   5 Years   (7/6/94)
         ---------------------------------- --------- --------- ---------
         CMC High Yield Fund                   2.35%   10.12%     9.39%

         Lehman Aggregate Bond Index          -0.82%    7.73%     7.14%

         Lipper High Yield Bond Fund Index     4.78%    9.46%     8.30%*


         The Fund's year-to-date total return as of 6/30/00 was 2.00%.

         *Performance for the Lipper High Yield Bond Index begins on 6/30/94.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

                  |----------------------------------------|
                  | The Fund has no sales charge (load) or |
                  | 12b-1 distribution fees.               |
                  |----------------------------------------|
--------------------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly       None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

         Management Fees                                        0.40%
         Distribution and/or Service (12b-1) Fees               None
         Other Expenses                                         0.03%

                           Total Fund Operating Expenses        0.43%
--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 Year        3 Years        5 Years        10 Years
                     ------        -------        -------        --------
                      $44           $138            $241           $542

FINANCIAL HIGHLIGHTS
--------------------

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                                                                  Fiscal Year Ended October 31,
                                                                  -----------------------------
                                                    1999       1998        1997         1996        1995
                                                    ----       ----        ----         ----        ----
Net asset value, beginning of year.............     $8.95       $9.21       $8.99       $9.06        $8.62
                                                    -----       -----       -----       -----        -----
Income from investment operations:
Net investment income..........................      0.74        0.76        0.80        0.81         0.83
Net realized and unrealized gains (losses)
  on investments...............................     (0.41)      (0.21)       0.32        0.03         0.53
                                                    ------      ------       ----        ----         ----
     Total from investment operations..........      0.33        0.55        1.12        0.84         1.36
                                                     ----        ----        ----        ----         ----

Less distributions:
Dividends from net investment income...........     (0.74)      (0.76)      (0.80)      (0.81)       (0.83)
Distributions from net capital gains...........     (0.00)*     (0.05)      (0.10)      (0.10)       (0.09)
                                                    ------      ------      ------      ------       ------
     Total distributions.......................     (0.74)      (0.81)      (0.90)      (0.91)       (0.92)
                                                    ------      ------      ------      ------       ------

Net asset value, end of year...................     $8.54       $8.95       $9.21       $8.99        $9.06
                                                    =====       =====       =====       =====        =====

Total return...................................      3.75%       6.00%      12.90%       9.61%       16.49%

Ratios/Supplemental data
Net assets, end of year (in thousands).........  $271,551    $263,912     $119,196     $69,614      $42,192
Ratio of expenses to average net assets........      0.43%       0.45%       0.45%       0.50%        0.54%
Ratio of net income to average net
   assets......................................      8.39%       8.28%       8.60%       8.90%        9.36%
Portfolio turnover rate........................     62.27%      70.56%      68.96%      56.06%       45.64%

* Amount represents less than $0.01 per share.

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.


                           CMC INTERNATIONAL BOND FUND

GOAL
----

What is the Fund's Goal?

                  The Fund seeks to provide investors a high level of current income consistent with a high degree of preservation of capital.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?

                  The Fund intends to invest primarily in Fixed Income Instruments of issuers from around the world. Generally, the Fund seeks to achieve its goal by investing in debt securities of issuers in at least three foreign countries, including foreign corporate issuers and foreign governments or their subdivisions, agencies, instrumentalities, international agencies and supranational entities. The Fund is not limited as to countries in which it may invest and will invest in the securities of issuers located in developed countries, as well as securities of issuers located in developing countries and countries with emerging securities markets. At times, the portfolio of the Fund may be fully or heavily weighted towards securities of emerging or developing countries. Securities may be denominated in foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund invests at least 65% of its assets in Fixed Income Instruments of foreign issuers. Notwithstanding the broad investment discretion given to the Adviser in this Prospectus, the Fund intends to invest 100% of its assets in dollar denominated Fixed Income Instruments, 80% of which will be issued by foreign governments or their subdivisions, agencies, or instrumentalities. The Fund will not deviate from this policy unless such a change is approved by a majority of the trustees of the Fund and shareholders of the Fund receive 30 days' prior written notice.

                  The average portfolio duration of the Fund varies based on the Adviser's forecast for interest rates and, under normal market conditions, is not expected to exceed seven years. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

                  Under normal conditions, the Fund invests substantially all its assets in debt securities rated "B" or higher by Standard & Poors, Inc. ("S&P"), or "B" or higher by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Fund to be of comparable quality. The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings. For a discussion of the impact of investing in debt securities rated BB by S&P or Ba by Moody's, see the "Summary of Principal Risks" section under the heading "MORE ABOUT THE FUNDS" in this Prospectus.

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

                 |-----------------------------------------------------|
                 | A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS | | CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL |
                 | INFORMATION.                                        |
                 |-----------------------------------------------------|

                 In selecting securities for the Fund the Adviser conducts an evaluation of the fundamental economic and market factors such as exchange and interest rates, currency trends, credit quality, and political and economic trends to determine which countries to invest in. Generally, the Fund invests in issuers in those countries with improving fundamentals and that are denominated in stable or appreciating currencies. The Adviser will also evaluate the risks and returns for investments in each country based on its analysis of economic and market factors.

                  After selecting the countries to invest in, the Adviser conducts intensive, fundamental research and analysis to identify attractive securities in those countries expected to produce the best return with reasonable risk. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

PRINCIPAL RISK FACTORS
----------------------

What are the principal risks of investing in the Fund?

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

               o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
               o Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of the Fund denominated in that currency.
               o Interest rate risk is the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
               o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
               o Non-diversified risk is the risk associated with the Fund's ability to invest a relatively high percentage of its assets in a limited number of issuers.
               o Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.

                  Any or all of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

         Since the International Bond Fund is new, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The International Bond Fund is new, so the annual fund operating expenses for the Fund is based on estimates for the current first fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

                  |----------------------------------------|
                  | The Fund has no sales charge (load) or |
                  | 12b-1 distribution fees.               |
                  |----------------------------------------|

--------------------------------------------------------------------------------
Fee Table


         Shareholder transaction fees (fees paid directly       None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                  Management Fees                               0.40%
                  Distribution and/or Service (12b-1) Fees      None
                  Other Expenses                                1.24%(1)

                           Total Fund Operating Expenses        1.64%
                           Expense Reimbursement                1.19
                           Net Expenses                         0.45

                  (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal period of operation.

                  (2) For the fiscal period ending October 31, 2000, and for the fiscal years ending October 31, 2001 and 2002, CMC has contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.45%.
--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                                           1 Year        3 Years
                                           ------        -------
                                             $46           $144

FINANCIAL HIGHLIGHTS

         Since the International Bond Fund is new, no financial information is presented.


--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("Adviser" or "CMC"). CMC has acted as an investment adviser since 1969.

         The Funds have contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. Under its advisory contract with CMC, the Fixed Income Securities Fund and the International Bond Fund will pay CMC a management fee, expressed as a percentage of average net assets, of 0.35% and 0.40%, respectively. For the fiscal year ended October 31, 1999, the High Yield Fund paid CMC a management fee of 0.40%.

         CMC uses an investment team approach to analyze the macro economic and investment environment and to determine which securities sectors and the desired levels of portfolio quality, duration and maturity to emphasize. Members of the fixed income investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries and market sectors, based upon the investment team's conclusions. In the case of the International Bond Fund, the fixed income investment team shall be responsible for the analysis of particular foreign countries, and the industries and asset types within those foreign countries.

         Mr. Leonard A. Aplet and Mr. Jeffrey L. Rippey will have responsibility for implementing, on a daily basis, the investment strategies for the Fixed Income Securities Fund. Mr. Aplet, Vice President of Columbia (since 1990) and a Chartered Financial Analyst, joined CMC in 1987. Previously, he was an employee of the Farmers Home Administration (1976-1985). Mr. Aplet received a Master of Business Administration degree from the University of California at Berkeley. A Vice President of CMC (since 1981) and a Chartered Financial Analyst, Mr. Rippey joined Columbia in 1981. Before joining Columbia, Mr. Rippey worked in the Trust Department of Ranier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University. Mr. Rippey has had responsibility for investment decisions of the High Yield Fund since its inception in July 1994. Mr. Rippey and Mr. Aplet will have responsibility for implementing on a daily basis the investment strategies developed for the International Bond Fund.

--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

         Buying Shares
         -------------

                  Shares in the Funds are available for purchase by clients of CMC enabling them to invest in a diversified portfolio of foreign debt securities, high quality fixed income securities and lower-rated fixed income securities in a pooled environment, rather than purchasing securities on an individual basis.

                  If you want to invest directly in a Fund, contact your CMC representative at 1-800-547-1037. In addition, CMC, in its role as a discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Funds. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including a Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in a Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.

                |------------------------------------------------------|
                | If CMC is considered to be a fiduciary of your       |
                | assets, including the account with the Fund, under | | the Employee Retirement Income Security Act of 1974, | | certain conditions must be satisfied before assets | | may be invested in the Fund by CMC on your behalf. | | See the Statement of Additional Information for more |
                | detail.                                              |
                |------------------------------------------------------|

                  The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Although none of the Funds has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of a Fund.


         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  The Funds also reserve the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------

                  The Funds use market value to value their securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Funds' Board of Trustees. Market values are based on the average of bid and ask prices or by reference to other securities with comparable ratings, interest rates and maturities. The Funds constantly monitor the price received from market makers and their pricing service and, at times, will price its securities using procedures established by and under the general supervision of the Funds' Board of Trustees. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.

                  Foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund after a foreign security has been priced, but before the NAV has been calculated, will not generally be used to adjust the NAV calculated that day.

                  Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  Income dividends, consisting of net investment income, are declared and paid monthly by the Fixed Income Securities Fund and the High Yield Fund and declared and paid annually by the International Bond Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of the Funds are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

                  |-----------------------------------------------------------------------------------|
                  |  Taxability of Distributions                                                      |
                  |                                                                                   |
                  |  Type of                         Tax Rate for              Tax Rate for           |
                  |  Distribution                    15% Bracket               28% Bracket or Higher  |
                  |  ------------                    -----------               ---------------------  |
                  |                                                                                   |
                  |  Income Dividends                Ordinary Income Rate      Ordinary Income Rate   |
                  |                                                                                   |
                  |  Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate   |
                  |                                                                                   |
                  |  Long Term Capital Gains         10%                       20%                    |
                  |------------------------------- ------------------------- -------------------------|

                  Each Fund expects that, as a result of its investment objective to achieve current income, its distributions will consist primarily of income dividends. Each year the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

                |----------------------------------------------------|
                | Your investment in the Fund could have additional  |
                | tax consequences. Please consult your tax          |
                | professional for assistance as to the possible | | application of foreign, state and local income tax | | laws to Fund dividends and capital distributions. |
                |----------------------------------------------------|


--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         The specific investment objectives for each Fund are described in the sections titled "Strategy" under the heading "INFORMATION ABOUT THE FUNDS" in this Prospectus. What follows is an explanation of the overall investment strategies used to achieve each Fund's investment objective. There is no assurance that the Funds will achieve their investment objectives. For information about a Fund's specific investment practices, see the chart on page 31 of the Statement of Additional Information, which is part of this Prospectus.

Fixed Income Securities Fund and High Yield Fund
------------------------------------------------

                  In selecting investments, and to supplement any credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis, supplemented by, in the case of corporate debt securities, a bottom up company analysis. Top down analysis begins with an overall evaluation of the investment environment, which allows the Adviser to determine the specific types of fixed income instruments, and desired levels of portfolio quality, maturity and duration to emphasize in a Fund. Factors the Adviser considers in its top down analysis include:

         o        economic growth
         o        inflation
         o        interest rates
         o        federal reserve policy
         o        corporate profits
         o        demographics
         o        money flows.

                  Once individual sectors, types of instruments and desired portfolio characteristics have been identified, in the case of corporate debt securities, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of:

         o        a company's financial condition
         o        quality of management

         o        industry dynamics
         o        earnings growth and profit margins
         o        sales trends
         o        potential for new product development
         o        financial ratios
         o        investment in research and development.

                  By utilizing this investment process the Adviser strives to anticipate and act upon market change, understand its effect on the risks and rewards of a Fund's securities, and thereby generate consistent, competitive results over the long term.

                  Either Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic or political conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

International Bond Fund
-----------------------

                  In selecting investments, and to supplement the credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis to identify attractive countries, industries, sectors and securities for investment. As part of this approach, the Adviser conducts an evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and industries in those countries. This is because even small shifts in such macroeconomic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can affect the overall economic health of an entire global region or a country, including the industries in that region or country. The Adviser's top down analysis also includes overall evaluation of fundamental global economic and market factors, which allows the Adviser to determine specific foreign countries to invest in. Economic and market factors considered by the Adviser include:

         o        political and economic trends
         o a foreign country's monetary and fiscal policies, and its trade and account balances
         o        interest rates
         o        exchange rates and currency trends
         o        prospects for inflation.

                  Once the Adviser has identified attractive regions, countries and industries to invest in, the Adviser employs fundamental analysis to evaluate the merits of individual sectors (such as corporate, government, asset-backed) and individual securities in those sectors expected to produce the best return with reasonable risk. The Adviser's fundamental analysis includes an evaluation of:

         o        a company's financial condition
         o        quality of management
         o        earnings growth and profit margins
         o        political stability of foreign government
         o        financial ratios
         o        sales trends
         o        creditworthiness of foreign government, issuer or guarantor
         o        long-term economic outlook for foreign country.

                  By using this investment process, the Adviser strives to anticipate and act upon economic and market change, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long term.

                  The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The portfolio manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

                  The value of the Fund is maintained in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse changes in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. When required by the Investment Company Act or the SEC, the Fund may "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25 percent of the Fund's assets may be committed to currency exchange contracts.

                  The Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a debt security is purchased or sold and the date on which payment is made or received.

                  The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, political or economic conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

SUMMARY OF PRINCIPAL RISKS
--------------------------

         The principal risks of investing in a Fund, as stated above in the "Risk/Return Summary," are described in greater detail in this section. These risks are more likely to have a material effect on the Funds than other factors potentially affecting the Funds. The section "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information contains more information about these and other risks.

                  CREDIT RISK refers to the ability of the issuer of a bond to meet interest and principal payments when due. The High Yield Fund and the International Bond Fund may invest in both investment grade and non-investment grade securities, although the High Yield Fund will invest primarily in non-investment grade securities. The Fixed Income Securities Fund may only invest in investment grade securities. Investment grade securities are those issued by the U.S. Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:

                  |--------------------------------------------------------------------|
                  | Investment-Grade Securities                                        |
                  |                                                                    |
                  |                              Long-Term        Short-Term           |
                  | Rating Agency                Debt Security    Debt Security        |
                  |                                                                    |
                  | Standard & Poors (S&P)       At least BBB     At least A-3 or SP-2 |
                  |                                                                    |
                  | Moody's Investors                             At least Prime-3 or  |
                  | Services, Inc. (Moody's)     At least Baa     MIG 4/FMIG4          |
                  |--------------------------- ---------------- -----------------------|

         The Funds may also invest in securities unrated by these agencies if CMC determines the security to be of equivalent investment quality to an investment grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conidtions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds.

                  Generally, higher yielding bonds are rated below investment grade and are subject to greater credit risk than higher quality, lower yielding bonds. High yield bonds, commonly referred to as junk bonds, may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. Since the price of a high yield bond is generally very sensitive to the financial conditions of the issuer, the market for high yield bonds can behave more like the equity market. Adverse changes in economic conditions, an issuer's financial condition, and increases in interest rates may negatively affect the market for lower-rated debt securities, more than higher-rated debt securities. In addition, the secondary markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities, which may limit the ability of the Fund to sell lower-rated securities at their expected value.

                  The ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Fund's Statement of Additional Information for a complete discussion of bond ratings.

                  INTEREST RATE risk refers to the possibility that the value of a Fund's investments will decline due to an increase in interest rates.

                  |----------------------------------------------------|
                  | When interest rates go up, the value of a Fund's | | portfolio will likely decline because fixed income | | securities in the portfolio are paying a lower | | interest rate than what investors could obtain in | | the current market. When interest rates go down, | | the value of a Fund's portfolio will likely rise, | | because fixed income securities in the portfolio |
                  | are paying a higher interest rate than newly       |
                  | issued fixed income securities.                    |
                  |----------------------------------------------------|

         The amount of change in the value of a Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

                  FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the International Bond Fund's assets. Each of the High Yield Fund and the Fixed Income Securities Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where the International Bond Fund, and to a lesser extent the High Yield Fund and the Fixed Income Securities Fund, invest are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.

                  In addition, additional costs may be incurred in connection with the Funds' foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

                  CURRENCY RISK and EXCHANGE RATE RISK refer to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. To the extent any of the Funds hold non-dollar denominated securities, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

                  PREPAYMENT RISK. Prepayment risk refers to the possibility that the mortgage securities and collateralized mortgage obligations held primarily by the Fixed Income Securities Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages. Principal on individual mortgages underlying mortgage-backed securities and collateralized mortgage obligations can be prepaid at any time. Unscheduled or early payments on the underlying mortgages may shorten the securities's effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and, accordingly, expose the Fund to a lower rate of return upon reinvestment.

                  NON-DIVERSIFIED RISK. Because the International Bond Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the Fund's investment returns may be more likely to be impacted by changes in the market value and returns of any one portfolio holding.

                  EMERGING MARKET RISK refers to the increased investment risk associated with a Funds' investments in issuers based in less developed and developing countries, which are sometimes referred to as emerging markets. The International Bond Fund, and to a much lesser extent the High Yield Fund and the Fixed Income Securities Fund, may invest in the securities of issuers located in emerging markets. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

                  The Funds' investments can change over time and, accordingly, the Funds may become subject to additional principal and other risks. See "OTHER RISKS" in this section and the Funds' Statement of Additional Information for more information regarding the risks of investing in the Funds.

OTHER RISKS
-----------

         In addition to the risks stated in each Fund's "RISK/RETURN SUMMARY" and described in greater detail above under the section "SUMMARY OF PRINCIPAL RISKS", there are other risks of investing in the Funds, some of which are described below:

         Zero-Coupon Securities
         ----------------------

                  The High Yield Fund may invest in lower-rated debt securities structured as zero-coupon securities. A zero-coupon security does not pay periodic interest. Instead, the issuer sells the security at a substantial discount from its stated value at maturity. The interest equivalent received by the investor from holding this security to maturity is the difference between the stated maturity value and the purchase price. The Fund accrues taxable income on zero-coupon securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

         Liquidity Risk
         --------------

                  The International Bond Fund may purchase debt securities which can become difficult to sell for a variety of reasons, such as lack of an active trading market. Foreign securities and derivatives purchased by the International Bond Fund, and in particular bonds of issuers based in emerging or developing countries, are especially exposed to liquidity risk. Because some of these debt securities in developing countries do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected.

         Derivative Risk
         ---------------

                  The International Bond Fund and the Fixed Income Securities Fund, and to a lesser extent the High Yield Fund, may invest their assets in derivative instruments. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. To the extent the Funds use these instruments, they may be exposed to additional volatility and potential losses. The Adviser must use different skills and abilities to manage the increased risks associated with investments in derivative securities. A description of various risks associated with particular derivative instruments is included in "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Funds' structure and their performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by the Funds' management of recent market conditions, economic trends, and strategies that significantly affected the Funds' performance during the reporting period.

         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Funds and their investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.

         A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and the current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Funds, you may contact:

                                            CMC Fund Trust
                                            1300 S.W. Sixth Avenue
                                            Portland, Oregon 97201
                                            Telephone:  1-800-547-1037

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





SEC file number:  811-5857

================================================================================
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND
                          Portfolios of CMC Fund Trust
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and three portfolios of the Trust, CMC Fixed Income Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund" and together the "Funds").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated July 3, 2000 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS.....................................................2
   INVESTMENT OBJECTIVES, POLICIES AND RISKS.................................2
   INVESTMENT RESTRICTIONS..................................................32
MANAGEMENT..................................................................37
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES.......................40
PORTFOLIO TRANSACTIONS......................................................41
CAPITAL STOCK AND OTHER SECURITIES..........................................43
PURCHASE, REDEMPTION AND PRICING OF SHARES..................................43
   PURCHASES................................................................43
   REDEMPTIONS..............................................................44
   PRICING OF SHARES........................................................45
CUSTODIANS..................................................................46
INDEPENDENT ACCOUNTANTS.....................................................46
TAXES.......................................................................46
YIELD AND PERFORMANCE.......................................................51
FINANCIAL STATEMENTS........................................................53


                                  July 3, 2000

                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are six portfolios established under the Trust: the Funds, CMC Short Term Bond Fund, CMC Small Cap Fund, and CMC International Stock Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, those Funds will not invest more than 5% of their assets in the securities of any single issuer. The International Bond Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in the securities of a single issuer (such as bonds issued by a single foreign government or corporate issuer) than the other funds in the Trust. Because the International Bond Fund may invest in a relatively small number of issuers, it will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. The investment adviser for the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.

INVESTMENT OBJECTIVES, POLICIES AND RISKS
-----------------------------------------

         The investment objectives and principal investment strategies and policies of the Funds are described in the Prospectus. None of the Fund's objectives may be changed without a vote of its outstanding voting securities. There is no assurance that the Funds will achieve their investment objectives. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see the chart on page 31 of this Statement of Additional Information.

Corporate Debt Securities
-------------------------

         The Funds' investments in U.S. dollar or foreign currency-denominated corporate debt securities of U.S. and foreign issues are limited to corporate debt securities rated B or higher by Moody's and S&P, or, if unrated, are in the Adviser's opinion comparable in quality, although both the International Bond Fund and the High Yield Fund may each invest up to 10% of its assets in corporate debt securities noted Caa by Moody's or CCC by S&P. These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Adviser will consider that event in its determination of whether a Fund should continue to hold such security in its portfolio.

         Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

High Yield Securities ("Junk Bonds")

         Investment in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P) are described as "speculative" by both Moody's and S&P ("high yield securities" or "junk bonds"). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of high quality debt securities. The High Yield Fund and International Bond Fund may invest up to 10% of its assets in corporate debt securities rated Caa by Moody's or CCC by S&P. In no event, however, may either Fund invest in corporate debt securities rated lower than Caa or CCC.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments and trends in both the economy and financial markets.

         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Convertible Securities
----------------------

         A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

         The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities
------------------

         The International Bond Fund will invest in obligations of foreign governments or their subdivisions, agencies, and instrumentalities and in debt securities of foreign corporate issuers. The International Bond Fund may also invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, and the Asian Development Bank. The High Yield Fund and the Fixed Income Securities Fund may invest up to 10% of their assets in foreign securities, however the High Yield Fund may not invest in securities issued by a foreign government. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

         Investing in foreign securities involve certain risks such as:

         o        interest rate risk
         o        credit risk
         o        exchange rate risk
         o        currency fluctuations
         o political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.

         As a result, securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the U.S. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.

         In addition, a portion of a Fund's investments may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

         Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         Securities traded in countries with emerging securities market may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

         The Funds may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (usually in the U.S. dollar, however). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. Even with this collateralization feature, however, Brady bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (the foreign country or entity), and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Brady bonds may be structured with floating rate or low fixed-rate coupons.

         Brady bonds have been issued only recently, and accordingly do not have a long payment history. Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that Brady bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         The International Bond Fund's investments, and to a lesser extent the investments of the High Yield Fund and Fixed Income Securities Fund, in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations
----------------

         Bank obligations in which each of the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Funds will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper
----------------

         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions
-----------------------------
         A Fund may engage in foreign currency transactions either on a spot
(cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolio from adverse currency movements, based on the Adviser's outlook, and a Fund might be expected to enter into such contracts in the following circumstances:

         Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of that Fund's portfolio holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, or if the Adviser believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. The type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

         Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Adviser expected, so use of forward contracts could adversely affect a Fund's total return.

         Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

         Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by that Fund are classified as capital gains or ordinary income.

U.S. Government Securities
--------------------------

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

         The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Funds to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

         The Funds may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by that Fund.

Other Mortgage-Backed Securities
--------------------------------

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. None of the Funds will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by that Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Participations and Assignments
-----------------------------------

         Each Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service such as Moody's or S&P.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

         Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. If a loan is foreclosed, for example, the Fund could be come part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities
-------------------------------

         Each Fund may lend securities to a broker-dealer or institutional investor for the investor's use in connection with short sales, arbitrage, or other securities transactions. Lending of a Fund's portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or, other borrower.

         Management of the Funds understands that it is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) a Fund must be able to terminate the loan, after notice, at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Derivative Instruments
----------------------

         In pursuing its investment objective each Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and the International Bond Fund and the Fixed Income Securities Fund may enter into interest rate, and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. In addition, the International Bond Fund, and to a lesser extent the Fixed Income Securities Fund may also purchase and sell foreign currency futures contracts and related options. The Funds may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The International Bond Fund and Fixed Income Securities Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective and does not violate a Fund's investment restrictions.

         The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

         Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

         If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The International Bond Fund and the Fixed Income Securities Fund may invest in interest rate futures contracts and options thereon, and may also invest in foreign currency futures contracts and options thereon.

         An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity operator," the Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Limitations on Use of Futures and Futures Options. In general, the International Bond Fund and the Fixed Income Securities Fund intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5 percent of that Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting that Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by that Fund.

         To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus the use of a longer term security may require a Fund to hold offsetting short-term securities to balance that Fund's portfolio such that the Fund's duration does not exceed the maximum permitted in the Fund's Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts. See "Taxes."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by a Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------

         Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. When such purchases are outstanding, a Fund will segregate cash or other liquid assets, determined in accordance with procedures established by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities a Fund has committed to purchase prior to the time delivery of the securities is made. A Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, a Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. A Fund's net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.

Repurchase Agreements
---------------------

         A Fund may invest in repurchase agreements, which are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by a Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, a Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, a Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by a Fund if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Funds' 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, a Fund's adviser determines the liquidity of Rule 144A securities and, through reports from the adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

         A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, that Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing
---------

         A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The High Yield Fund's borrowings, however, may not exceed 5% of its gross assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales
-----------

         Except for the High Yield Fund, a Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

         When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. None of the Funds intends to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of a Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investments in Small and Unseasoned Companies
---------------------------------------------

         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities
--------------------------------------

         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover
-------------------------------

         A Fund's average portfolio duration will vary based on the Adviser's forecast for interest rates. Under normal market conditions, the average portfolio duration for the International Bond Fund is not expected to exceed seven years. There are no limitations on the average portfolio duration for the High Yield Fund or the Fixed Income Securities Fund. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if a Fund held all securities to maturity.

         A change in the securities held by a Fund is known as "portfolio turnover." The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.

         Chart of Securities and Investment Practices

         Set forth below is a chart detailing the specific securities and investment practices for each of the Funds. Each of these practices is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

      --------------------------------------------------------------------------------
                      Securities and Investment Practices1
      --------------------------------------------------------------------------------
                                                           CMC FISF  CMC HYF  CMC IBF
      ---------------------------------------------------- -------- -------- ---------
      Investment Grade Securities                             +         O        +
      ---------------------------------------------------- -------- -------- ---------
      High Yield Securities                                   NF        +        +
      ---------------------------------------------------- -------- -------- ---------
      U.S. Government Securities                              +         *        *
      ---------------------------------------------------- -------- -------- ---------
      Foreign Government Securities                           O         X        +
      ---------------------------------------------------- -------- -------- ---------
      Domestic Bank Obligations                               *         *        *
      ---------------------------------------------------- -------- -------- ---------
      Commercial Paper                                        *         *        *
      ---------------------------------------------------- -------- -------- ---------
      Mortgage Backed Securities                              +         O        O
      ---------------------------------------------------- -------- -------- ---------
      CMOs                                                    +         O        O
      ---------------------------------------------------- -------- -------- ---------
      Asset Backed Securities                                 +         O        O
      ---------------------------------------------------- -------- -------- ---------
      Floating or Variable Rate                               +         O        O
      ---------------------------------------------------- -------- -------- ---------
      Loan Transactions                                       O         O        O
      ---------------------------------------------------- -------- -------- ---------
      Options                                                 +         +        +
      ---------------------------------------------------- -------- -------- ---------
      Financial Futures                                       +         X        +
      ---------------------------------------------------- -------- -------- ---------
      Foreign Fixed Income Securities                         O         O        +
      ---------------------------------------------------- -------- -------- ---------
      Currency Contracts
      ---------------------------------------------------- -------- -------- ---------
        Hedging                                               O         O        +
      ---------------------------------------------------- -------- -------- ---------
        Speculation                                           O         O        +
      ---------------------------------------------------- -------- -------- ---------
      Repurchase Agreements                                   *         *        *
      ---------------------------------------------------- -------- -------- ---------
      Restricted/Illiquid (excluding 144A from definition   O, 10%    O, 10%   O, 10%
      of illiquid)
      ---------------------------------------------------- -------- -------- ---------
      Convertible Securities                                  O         O        O
      ---------------------------------------------------- -------- -------- ---------
      Unseasoned/less than three years operating history      O         O        O
      ---------------------------------------------------- -------- -------- ---------
      Dollar Roll Transactions                                O         O        O
      ---------------------------------------------------- -------- -------- ---------
      When-Issued Securities                                  O         O        O
      ---------------------------------------------------- -------- -------- ---------
      Zero Coupon/Pay in Kind                                 O         O        O
      ---------------------------------------------------- -------- -------- ---------
      Borrowing                                               *         *        *
      ---------------------------------------------------- -------- -------- ---------


      +  Permitted - Part of principal investment strategy
      X  Fundamental policy/not permitted
      O  Permitted - Not a principal investment strategy
      *  Temporary Investment or cash management purposes
      %  Percentage of total or net assets that fund may invest
      NF Non-Fundamental policy - will not engage in

      1 Notwithstanding the securities and investment practices set forth herein, the International Bond Fund will invest 100% of its assets in dollar denominated Fixed Income Instruments (as described in the Prospectus), 80% of which will be issued by foreign governments or their subdivisions, agencies, or instrumentalities. The Fund will not deviate from this policy unless such a change is approved by a majority of the trustees of the Fund and shareholders of the Fund receive 30 days' prior written notice.

INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15 percent of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.

The Fixed Income Securities Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2. Concentrate more than 25 percent of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase illiquid securities if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         9. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         11. Invest in companies to exercise control or management.

         12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         13. Engage in short sales, except as permitted in this Statement of Additional Information.

The High Yield Fund may not:

         1.  Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may invest up to 25 percent of the value of its total assets in any one industry and more than 25 percent of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

         9.  Purchase securities of other open-end investment companies.

         10. Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.


         14. Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

The International Bond Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2. Concentrate more than 25 percent of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase illiquid securities if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as,

the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         9. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         11. Invest in companies to exercise control or management.

         12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         13. Engage in short sales, except as permitted in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 69, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant with FleetBoston Financial Corporation (since December 1997); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of Columbia Management Co. (the "Adviser"), the investment adviser of the Fund, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 67, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 55, Trustee of the Trust (since April 2000) and Director of each of the Columbia Funds (since April 2000); attorney with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 59, Trustee of the Trust and Director of each of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 46, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Director and President of Columbia Financial (since October 1999); Director and Senior Vice President (since January 1999) and Secretary (since April 1993) of the Trust Company; Director (since December 1997) and Senior Vice President (since January 1999) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser,

CFMC, the Trust Company and Columbia Financial (from April 1993 to December
1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 56, Vice President of the Trust and each of the Columbia Funds (since April 2000); President and Chief Investment Officer (since December
1997) and Director (since 1980) of the Trust Company; Director (since 1989), President and Chief Investment Officer (since December 1997) of the Adviser; Director (since 1982), President and Chief Investment Officer (since December
1997) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 60, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (from March 1981 to November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 41, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (from January 1995 to November
1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 39, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (from December 1998 to December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (from 1984 to November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (from 1988 to November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 48, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (from July 1980 to November
1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 40, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Associate Counsel of the Trust Company (since January
1999); Vice President-Legal of the Adviser and CFMC (since July 1999), and Associate Counsel (from April 1997 to June 1999). Prior to joining the Adviser and CFMC, Mr. Wentzien was an attorney with the law firm of Davis Wright Tremaine LLP (from September 1985 to April 1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no trustee fees or salaries from the Trust or the Fund.

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1999.

                                                     Total Compensation from the
Trustee                   Compensation From Trust     Trust  and Columbia Funds

Richard L.  Woolworth             $9,000                     $32,000
Thomas R. Mackenzie*              $9,000                     $31,000
James C. George                   $9,000                     $31,000

* Mr. MacKenzie retired as a trustee of the Trust in April 2000.

         At June 30, 2000 to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Funds:

                                                   Shares Beneficially Owned
Name and Address                                       At June 30, 2000
----------------                                   -------------------------

HIGH YIELD FUND

Carpenters Pension Trust Fund                         5,052,505       12.2%
For Southern California
So. Calif.-Nevada Regional Council of Carpenters
520 South Virgil Avenue
Los Angeles, CA  90020

Willamette Industries, Inc. &                         2,108,929        5.1%
Associated Companies
Salaried Employees Retirement Plan
Wells Fargo Bank Tower
3800 Wells Fargo Center
Portland, OR 97201

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to each of the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Funds' assets to invest.

         The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to each of the Funds, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fixed Income Fund equals the annual rate of 0.35 of 1 percent of its daily net assets, and the advisory fee for the High Yield Fund and International Bond Fund equals the annual rate of 0.40 of 1 percent of its daily net assets. The Fixed Income Fund and International Bond Fund are new and have not paid any advisory fees. Advisory fees paid by the High Yield Fund to the Adviser were $1,140,751, $853,566 and $354,620 for fiscal year 1999, fiscal year 1998, and fiscal year 1997, respectively.

         The Trust Company acts as transfer agent and dividend crediting agent for the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. The Trust pays the Trust Company on behalf of each fund a per account fee of $1 per month for each shareholder account with a Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for the fiscal year 1999 under the transfer agent agreement relating to the High Yield Fund.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Funds will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by a Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to a Fund. As permitted by
Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, a Fund may purchase securities from an underwriting syndicate in which an affiliate of the Adviser is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the Investment Company Act of 1940.

         Investment decisions for a Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous or closely timed transactions in the same security are likely when several funds or accounts are managed by the same investment adviser and its affiliates, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of these transactions, allocations among the Fund, other portfolios of the Trust and other accounts will be made on an equitable basis.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others

(including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Small Cap Fund, CMC International Stock Fund, and CMC Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including each Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of each Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Shareholders of the Funds are investment advisory clients of the Adviser. Investments in each Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser for a portion of the shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U.S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in a Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1 percent of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         Each Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the average between representative bid and asked quotations obtained from a third party pricing service or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

         Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Such a determination would be made by the Fund's valuation committee using procedures approved by the Board of Trustees.

         Certain fixed income securities for which daily market quotations are not readily available, or for which the Adviser believes accurate quotations have not been received from the pricing service, may be valued by the Adviser, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code. Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has six portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from a Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         The International Bond Fund will invest at least 65 percent of its total assets in the securities of foreign corporations and foreign governmental issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. See "Foreign Income Taxes" in this section for more information.

         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of a Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

         Futures Contracts, Options and Foreign Currency Transactions. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Some of the options, futures contracts, forward contracts and swap agreements used by the Funds may be "Section 1256 contracts." Any gain or loss on Section 1256 contracts generally is treated as long-term capital gain or loss to the extent of 60 percent of such gain or loss, and short-term capital gain or loss to the extent of 40 percent of such gain or loss. (Special rules in Section 988 of the Code may require certain foreign currency gain or loss from such contracts to be treated as ordinary gain or loss.) Also, Section 1256 contracts held by a Fund at the end of each taxable year generally are "marked to market," so that a Fund may be required to recognize income with respect to unrealized gain or loss.

         Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may be considered "straddles." Section 1092 of the Code defines a "straddle" as offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gain or loss realized by a Fund. In addition, loss realized by a Fund on positions that are part of a straddle may be deferred, rather than taken into account in the tax year when realized. A Fund may make one or more elections available under the Code with respect to straddles. An election may affect the amount, character or timing of the recognition of gain or loss from the affected straddle positions. For example, the mark-to-market requirement under Section 1256 does not apply to certain hedging transactions that a Fund identifies, or to certain straddles with respect to which the Fund makes an election.

         Foreign Income Taxes. The International Bond Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Bond Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The Fund does not expect to pass through to its shareholders any foreign income taxes paid.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Bond Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         U.S. Foreign Tax Credits or Deductions for Shareholders of the Fund.
Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Bond Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Bond Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Bond Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the International Bond Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Bond Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in any of the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in any of the Funds are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote current yield and total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of a Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

         Current yield of a Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:
                                      6
                  Yield = 2 [(a-b + 1) -1]
                             ----
                              cd

         Where:   a =      dividends and interest earned during the period.

                           b =    expenses accrued for the period.

                           c =    the average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends.

                           d = the maximum offering price per share on the last day of the period.

         Each Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the High Yield Fund for the 30-day period ended October 31, 1999 was 9.00%.

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 n
                           P(1+T)  =  ERV

         Where:            P =    a hypothetical initial payment of $1000

                           T =    average annual total return

                           n =    number of years

                           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)

         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to a Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1999 the average annual return for the High Yield Fund for the 1-year and 5-year periods and since inception (July 6, 1994) was 3.75%, 9.65% and 9.33%, respectively.

         The Funds may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's Business Week, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Funds against all other funds over specified categories.

         The Funds may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

         The Funds may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

         The yield of each of the Funds is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The financial statements for the High Yield Fund for the fiscal year ended October 31, 1999, together with the Independent Accountant's Report of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information.